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                                                                    Exhibit 23.2


INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Amendment No. 1 to Registration Statement No. 333-61041 on Form S-4 of Steel Heddle Group, Inc. of our report dated May 4, 1998, appearing in the Prospectus, which is part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.

/s/ DELOITTE & TOUCHE LLP

Greenville, South Carolina
September 29, 1998